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                    SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549


                               _____________

                                 FORM 8-K

                              CURRENT REPORT

                               ____________


                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  October 5, 1994


                         UNION PACIFIC CORPORATION
          (Exact name of registrant as specified in its charter)


                                   Utah
              (State or other jurisdiction of incorporation)


     1-6075                                       13-2626465
(Commission File Number)                        (IRS Employer
                                             Identification No.)

Eighth & Eaton Avenues, Bethlehem, Pennsylvania          18018
(Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including
area code:                                        (610) 861-3200

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Item 5.   Other Events
- ------    ------------

     On October 5, 1994, Union Pacific Corporation (the "Corporation") proposed a merger of the Corporation and Santa Fe Pacific Corporation ("Santa Fe") pursuant to which the stockholders of Santa Fe would receive .344 shares of the Corporation's common stock, valued at $18 per share, for each share of Santa Fe stock, based on the closing price of the Corporation's common stock on October 4, 1994. Additional information concerning the proposed merger and related litigation filed by the Corporation in Delaware is set forth in two press releases attached hereto as Exhibits and incorporated by reference herein.

Item 7.   Financial Statements and Exhibits.
- ------    ---------------------------------

     Exhibit
     -------
      20(a)         Press Release, dated
                    October 5, 1994,
                    concerning a proposed
                    merger of Union Pacific
                    Corporation and Santa Fe
                    Pacific Corporation.

      20(b)         Press Release, dated
                    October 6, 1994,
                    concerning litigation
                    filed by Union Pacific
                    Corporation with respect
                    to its proposed merger
                    with Santa Fe Pacific
                    Corporation.


                                 SIGNATURE
                                 ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                 UNION PACIFIC CORPORATION


                                 /s/ Carl W. von Bernuth
                                 -----------------------------------------
                                 Carl W. von Bernuth
                                 Senior Vice President and General Counsel

October 12, 1994

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                               Exhibit Index
                               -------------


     Exhibit                            Description
     -------                            -----------

      20(a) Press Release, dated October 5, 1994, concerning a proposed merger of Union Pacific Corporation and Santa Fe Pacific Corporation.

      20(b) Press Release, dated October 6, 1994, concerning litigation filed by Union Pacific Corporation with respect to its proposed merger with Santa Fe Pacific Corporation.